                                                                    EXHIBIT 4.3


                              CERTIFICATE OF TRUST
                                       OF
                            POPULAR CAPITAL TRUST I


         THIS CERTIFICATE OF TRUST OF POPULAR CAPITAL TRUST I (the "Trust") is being duly executed and filed by Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee, Bank One Trust Company, N.A., as Property Trustee, and Jorge A. Junquera and Richard Barrios, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

         1. NAME. The name of the statutory trust formed hereby is Popular Capital Trust I.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Bank One Delaware, Inc., Three Christiana Centre, 201 North Walnut Street, Wilmington, Delaware 19801.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                BANK ONE DELAWARE, INC.,
                                not in its individual capacity but solely as Delaware Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name:  Christopher C. Holly
                                Title: Vice President


                                BANK ONE TRUST COMPANY, N.A.,
                                not in its individual capacity but solely as Property Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name:  Christopher C. Holly
                                Title: Vice President


                                /s/ Jorge A. Junquera
                                -----------------------------------------------
                                Jorge A. Junquera, as Trustee


                                /s/ Richard Barrios
                                -----------------------------------------------
                                Richard Barrios, as Trustee

                              CERTIFICATE OF TRUST
                                       OF
                            POPULAR CAPITAL TRUST II


         THIS CERTIFICATE OF TRUST OF POPULAR CAPITAL TRUST II (the "Trust") is being duly executed and filed by Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee, Bank One Trust Company, N.A., as Property Trustee, and Jorge A. Junquera and Richard Barrios, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

         1. NAME. The name of the statutory trust formed hereby is Popular Capital Trust II.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Bank One Delaware, Inc., Three Christiana Centre, 201 North Walnut Street, Wilmington, Delaware 19801.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                BANK ONE DELAWARE, INC.,
                                not in its individual capacity but solely as Delaware Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name:  Christopher C. Holly
                                Title: Vice President


                                BANK ONE TRUST COMPANY, N.A.,
                                not in its individual capacity but solely as Property Trustee


                                By: /s/Christopher C. Holly
                                   --------------------------------------------
                                Name:  Christopher C. Holly
                                Title: Vice President


                                /s/ Jorge A. Junquera
                                -----------------------------------------------
                                Jorge A. Junquera, as Trustee


                                /s/ Richard Barrios
                                -----------------------------------------------
                                Richard Barrios, as Trustee

                              CERTIFICATE OF TRUST
                                       OF
                           POPULAR CAPITAL TRUST III


         THIS CERTIFICATE OF TRUST OF POPULAR CAPITAL TRUST III (the "Trust") is being duly executed and filed by Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee, Bank One Trust Company, N.A., as Property Trustee, and Jorge A. Junquera and Richard Barrios, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

         1. NAME. The name of the statutory trust formed hereby is Popular Capital Trust III.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Bank One Delaware, Inc., Three Christiana Centre, 201 North Walnut Street, Wilmington, Delaware 19801.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                BANK ONE DELAWARE, INC.,
                                not in its individual capacity but solely as Delaware Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name: Christopher C. Holly
                                Title: Vice President


                                BANK ONE TRUST COMPANY, N.A.,
                                not in its individual capacity but solely as Property Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name:  Christopher C. Holly
                                Title: Vice President


                                /s/ Jorge A. Junquera
                                -----------------------------------------------
                                Jorge A. Junquera, as Trustee


                                /s/ Richard Barrios
                                -----------------------------------------------
                                Richard Barrios, as Trustee

                              CERTIFICATE OF TRUST
                                       OF
                            POPULAR CAPITAL TRUST IV


         THIS CERTIFICATE OF TRUST OF POPULAR CAPITAL TRUST IV (the "Trust") is being duly executed and filed by Bank One Delaware, Inc., a Delaware corporation, as Delaware Trustee, Bank One Trust Company, N.A., as Property Trustee, and Jorge A. Junquera and Richard Barrios, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").


         1. NAME. The name of the statutory trust formed hereby is Popular Capital Trust IV.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Bank One Delaware, Inc., Three Christiana Centre, 201 North Walnut Street, Wilmington, Delaware 19801.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                BANK ONE DELAWARE, INC.,
                                not in its individual capacity but solely as Delaware Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name: Christopher C. Holly
                                Title: Vice President


                                BANK ONE TRUST COMPANY, N.A.,
                                not in its individual capacity but solely as Property Trustee


                                By: /s/ Christopher C. Holly
                                   --------------------------------------------
                                Name: Christopher C. Holly
                                Title: Vice President


                                /s/ Jorge A. Junquera
                                -----------------------------------------------
                                Jorge A. Junquera, as Trustee


                                /s/ Richard Barrios
                                -----------------------------------------------
                                Richard Barrios, as Trustee